SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

ELLINGTON FINANCIAL LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue

Old Greenwich, CT 06870

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished by Ellington Financial LLC (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2010.

On November 16, 2010, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 8.01	Other Events.

The Company has updated the Risk Factors previously set forth in the prospectus included in the Company’s Registration Statement on Form S-11, filed October 7, 2010 (Registration No. 333-160562). The revised Risk Factors are attached as Exhibit 99.2 to this report and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. Exhibit 99.1 is being furnished and Exhibit 99.2 is being filed with this Current Report on Form 8-K.

99.1	Press Release dated November 16, 2010.

99.2	Risk Factors for Ellington Financial LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL LLC
(Registrant)

Date: November 17, 2010	By:	/S/ LISA MUMFORD
Lisa Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 16, 2010.

99.2	Risk Factors for Ellington Financial LLC.